EXHIBIT 10.10

THIRD AMENDMENT TO LOAN AGREEMENT

        This Third Amendment to Loan Agreement (this “Third Amendment”) is made and entered into as of the 29th day of October, 2004, by and between POWELL INDUSTRIES, INC., a Delaware corporation (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

        WHEREAS, pursuant to that certain Amended and Restated Loan Agreement (as heretofore amended, the “Loan Agreement”) dated October 25, 2001, Lender agreed to make certain loans to Borrower (or its predecessor in interest as the case may be) upon the terms and conditions therein contained; and

        WHEREAS, pursuant to that certain First Amendment to Loan Agreement dated as of September 30, 2002, and that certain Second Amendment to Loan Agreement dated as of October 31, 2003, Borrower (or its predecessor in interest as the case may be) and Lender modified and amended certain terms and provisions of the Loan Agreement; and

        WHEREAS, Borrower and Lender desire to further modify and amend certain terms and provisions of the Loan Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

        1.     Amendments to Loan Agreement. Subject to and upon the full and complete satisfaction of the terms and conditions of numerical Section 3 below, the Loan Agreement is amended and modified as follows:

        1.1.     The definition of the following term in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

        “Termination Date” shall mean the earlier to occur of (a) February 28, 2007, or (b) an Event of Default.

        1.2.     Section 6.1(a)(i) of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

Tangible Net Worth. Cause Borrower to have at all times, on a consolidated basis, and as shown on the financial statements required under Section 6.1(d) hereof, a Tangible Net Worth of at least the Minimum Required Tangible Net Worth. The “Minimum Required Tangible Net Worth” shall be $134,000,000.00 until changed in accordance with this Section 6.1(a)(i). On, and as of, the last day of each fiscal year of Borrower in which Borrower’s consolidated net income is positive (the “Current Year”), beginning with the Fiscal Year ending on October 31, 2004, the Minimum Required Tangible Net Worth shall be equal to the sum of (x) the Minimum Required Tangible Net Worth that was in effect immediately before such last day, plus (y) an amount equal to one-half of Borrower’s consolidated net income for the Current Year, plus (z) the amount of the net proceeds received by Borrower after October 29, 2004, from any sale or issuance of equity securities or any other additions to capital by Borrower; and, the Minimum Required Tangible Net Worth shall remain such sum unless and until the next change, if any, pursuant to this Section 6.1(a)(i). “Tangible Net Worth” means the value of Borrower’s total assets (including leaseholds and leasehold improvements and reserves against assets but excluding goodwill, patents, trademarks, trade names, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses, and other like intangibles, and monies due from affiliates, officers, directors, employees, shareholders, members or managers of Borrower), less total liabilities, including but not limited to accrued and deferred income taxes, plus non-current portion of Subordinated Liabilities. “Subordinated Liabilities” means liabilities subordinated to Borrower’s obligations to Lender in a manner acceptable to Lender in its sole discretion.

        2.     Reaffirmation of Representations and Warranties. To induce the Lender to enter into this Third Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Loan Agreement and in all other Loan Documents executed by Borrower pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date in which case they shall have been true and accurate in all respects as of such earlier date) and additionally represents and warrants as follows:

        2.1.     The execution and delivery of this Third Amendment and the performance by Borrower of its obligations under this Third Amendment and the Loan Agreement as amended hereby are within Borrower’s powers, have been duly authorized by all necessary action, have received all necessary governmental and other approvals (if any shall be required), and do not and will not contravene or conflict with the governance documents of Borrower or any provision of law, any presently existing requirement or restriction imposed by any judicial, arbitral, regulatory or governmental instrumentality or constitute a default under, or result in the creation or imposition of any lien other than a lien permitted by the terms of the Loan Agreement upon any property or assets of Borrower or any Guarantor under, any agreement, instrument or indenture by which Borrower or any Guarantor is bound;

        2.2.     This Third Amendment has been duly executed and delivered on behalf of Borrower and this Third Amendment and the Loan Agreement, as amended hereby, are the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles affecting the enforcement of creditors’ rights generally; and

        2.3.     No Default or Event of Default has occurred and is continuing after giving effect to this Third Amendment.

        3.     Conditions. The effectiveness of this Third Amendment is subject to the following conditions, all in form and substance satisfactory to the Lender:

        3.1.     The Lender shall have received and approved:

(a) Third Amendment. A counterpart of this Third Amendment executed by Borrower and Guarantors;

          (b)        Other Documents. Such other documents as the Lender may reasonably request (which shall include without limitation, partnership certificates, and other authorization documents required by Lender in connection with the foregoing); and

(c) Expenses. Reimbursement for all of Lender’s fees and expenses (including attorneys’ fees) incurred in connection with the preparation, negotiation, and execution of this Third Amendment.

        3.2.     All legal matters incident to the execution and delivery of this Third Amendment shall be satisfactory to the Lender.

        3.3.     No Default or Event of Default shall be then continuing.

        4.     Arbitration and Waiver of Jury Trial.

          (a)         THIS SECTION CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN THE BORROWER AND THE LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (i) THIS THIRD AMENDMENT AND THE LOAN AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (ii) ANY DOCUMENT RELATED TO THIS THIRD AMENDMENT AND THE LOAN AGREEMENT (COLLECTIVELY A “CLAIM”).

          (b)         AT THE REQUEST OF THE BORROWER OR LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U. S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

          (c)         ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF (“JAMS”), AND THE TERMS OF THIS SECTION. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL.

          (d)         THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED IN ANY U. S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN TEXAS. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED.

          (e)         THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS THIRD AMENDMENT AND THE LOAN AGREEMENT.

          (f)         THIS SECTION DOES NOT LIMIT THE RIGHT OF THE BORROWER OR THE LENDER TO: (i) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (ii) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (iii) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (iv) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

          (g)         BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS THIRD AMENDMENT.

        5.     NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS THIRD AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER’S RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER’S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON LENDER’S VESTED INTEREST IN BORROWER’S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

        6.     Release. Borrower and Guarantors on their own behalf and on behalf of their predecessors, successors and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the date of the execution of this Third Amendment, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Lender or any of its officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns. Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless Lender and all of its officers, directors, employees, agents, attorneys, and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of the execution of this Third Amendment.

        7.     Lien Continuation: Miscellaneous. The liens granted in the Loan Documents are hereby ratified and confirmed as continuing to secure the payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, as may be modified and increased under the Loan Agreement or the liens securing the Notes. The liens granted in the Loan Documents are not waived. Borrower ratifies and acknowledges the Loan Documents as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing and unpaid, and is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges and claims of whatsoever kind or character are fully settled and satisfied.

        8.     Defined Terms. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this Third Amendment. Terms used in this Third Amendment which are not defined in the Loan Agreement are used therein as herein defined.

        9.     Miscellaneous.

        9.1.     Preservation of the Loan Agreement. Except as specifically amended and modified by the terms of this Third Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement and in the other Loan Documents shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this Third Amendment and the Loan Agreement, or any other Loan Document, shall be governed and controlled by this Third Amendment).

        9.2.     Counterparts. This Third Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

        9.3.     Joinder. Each of the Guarantors join in the execution of this Third Amendment to join in the release set forth in numerical section 6 above and to evidence that their Guaranty remains in full force and effect and is not limited or impaired as a result of the execution and delivery of this Third Amendment by Borrower.

        9.4.     NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        9.5.     ACKNOWLEDGMENT. BORROWER HAS BEEN ADVISED BY LENDER TO SEEK THE ADVICE OF AN ATTORNEY AND AN ACCOUNTANT IN CONNECTION WITH THE COMMERCIAL LOANS EVIDENCED BY THE NOTES; AND BORROWER HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY AND ACCOUNTANT OF BORROWER’S CHOICE IN CONNECTION WITH THE COMMERCIAL LOANS EVIDENCED BY THE NOTES.

        IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.

POWELL INDUSTRIES, INC.

By:____________________________________
                        Don R. Madison,
                        Secretary

                                        BORROWER

BANK OF AMERICA, N.A.

By:______________________________
Name:___________________________
Title:____________________________

LENDER

JOINED IN FOR THE PURPOSES
SET FORTH ABOVE:

POWELL ELECTRICAL SYSTEMS, INC.,
FORMERLY KNOWN AS POWELL ELECTRICAL
MANUFACTURING COMPANY

By:
           Don R. Madison,
           Secretary

POWELL-ESCO COMPANY

By:
           Don R. Madison,
           Secretary

TRANSDYN CONTROLS, INC.

By:
           Don R. Madison,
           Secretary

TRANSDYN, INC.

By:
           Don R. Madison,
           Secretary

POWELL INDUSTRIES INTERNATIONAL, INC.

By:
           Don R. Madison,
           Secretary

POWELL INDUSTRIES ASIA, INC.

By:
           Don R. Madison,
           Secretary

POWELL INDUSTRIES CHINA, INC.

By:
           Don R. Madison,
           Secretary

GUARANTORS